SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: December 1, 2005

                                   XSUNX, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



 Colorado                   000-29621                   84-1384159
 --------                   ---------                   ----------
(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)            Identification No.)
 incorporation)


                      65 Enterprise, Aliso Viejo, CA 92656
                      ------------------------------------
             (New address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

XsunX, Inc. issued press releases on December 1, 2005 and December 2, 2005. The full text of these press releases are attached as Exhibit 99.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits - Exhibit 99   Press Release dated December 1, 2005 and
                                    Press Release dated December 2, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2006

                                   XSUNX, INC.



                                   By: /s/ Tom Djokovich
                                       -----------------------------
                                       Tom Djokovich, CEO/President